UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2008

Aon Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)	60601 (Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On June 3, 2008, Aon Corporation and its subsidiaries and affiliates (collectively, the “Company”) entered into an Amendment No. 6 (“Amendment”) to the Agreement among the Attorney General of the State of New York, the Superintendent of Insurance of the State of New York, the Attorney General of the State of Connecticut, the Illinois Attorney General, the Director of the Division of Insurance, Illinois Department of Financial and Professional Regulation (collectively, the “State Agencies”) dated March 4, 2005 (the “Settlement Agreement”).  The Amendment amends the Settlement Agreement to permit the Company, after acquiring a controlling interest in an insurance brokerage that accepts contingent compensation, to continue to accept contingent compensation from the acquired company’s existing customers for three years from the effective date of acquisition, subject to certain restrictions.

The Amendment requires that if the Company accepts contingent compensation from the existing customers of an acquired company during this three-year phase-out period, the Company must, among other things, prohibit the acquired company from accepting contingent compensation with respect to business from its existing clients for which it was not receiving contingent compensation at the time of the acquisition or any new clients.  The Amendment further requires the Company to subject an acquired company that receives contingent commissions to other business reforms agreed to in the Settlement Agreement within 180 days of the effective date of the acquisition or at the later renewal of each policy if compliance can not be completed with regard to a policy within the 180-day time frame.  The Amendment provides that, after acquiring such an insurance brokerage, the Company must disclose on its website and in other public pronouncements that it accepts contingent compensation as to the acquired company and provide information regarding the acquired company and the applicable three-year transition period.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  Aon Corporation filed the Settlement Agreement as Exhibit 10.1 to its Form 8-K filed with the Securities and Exchange Commission on March 7, 2005.

Item 9.01.              Financial Statements and Exhibits.

(a) - (c)   Not applicable.

(d)           Exhibits:

Exhibit Number	Description of Exhibit
10.1

Amendment No. 6 to Agreement among the Attorney General of the State of New York, the Superintendent of Insurance of the State of New York, the Attorney General of the State of Connecticut, the Illinois Attorney General, the Director of the Division of Insurance, Illinois Department of Financial and Professional Regulation and Aon Corporation and its subsidiaries and affiliates dated March 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon Corporation

	By:	/s/ D. Cameron Findlay
D. Cameron Findlay
Executive Vice President and General Counsel

Date: June 6, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1

Amendment No. 6 to Agreement among the Attorney General of the State of New York, the Superintendent of Insurance of the State of New York, the Attorney General of the State of Connecticut, the Illinois Attorney General, the Director of the Division of Insurance, Illinois Department of Financial and Professional Regulation and Aon Corporation and its subsidiaries and affiliates dated March 4, 2005.